[First Savings Bancorp of Little Falls, Inc. Letterhead]










March 31, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Savings Bancorp of Little Falls, Inc. (the "Company"), I cordially invite you to attend the 1998 Annual Meeting of Stockholders to be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on Tuesday, April 21, 1998 at 11:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                   Sincerely,

                                   /s/Dr. Haralambos S. Kostakopoulos
                                   ----------------------------------
                                   Dr. Haralambos S. Kostakopoulos
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                                 7 CENTER AVENUE
                         LITTLE FALLS, NEW JERSEY 07424
                                 (973) 256-2100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of First Savings Bancorp of Little Falls, Inc. (the "Company") will be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on Tuesday, April 21, 1998, at 11:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of three directors of the Company;

2. The ratification of the appointment of Radics & Co., LLC as independent auditors of the Company for the fiscal year ending December 31, 1998; and

3. Such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 15, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sarina Matos
                                              Sarina Matos
                                              Corporate Secretary
Little Falls, New Jersey
March 31, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                                 7 CENTER AVENUE
                         LITTLE FALLS, NEW JERSEY 07424
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Savings Bancorp of Little Falls, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 7 Center Avenue, Little Falls, New Jersey on Tuesday, April 21, 1998, at 11:00 a.m., local time. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being first mailed to stockholders on or about March 31, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Radics & Co., LLC, as independent auditors of the Company for the fiscal year ending December 31, 1998. The board of directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominee director set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 15, 1998 (the "Voting Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Voting Record Date, the Company had 440,100 shares of Common Stock issued and outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present, except as otherwise noted below. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.

                                                                   Percent
Name and Title of                    Amount and Nature of    of Shares of Common
Beneficial Owner (1)                 Beneficial Ownership     Stock Outstanding
--------------------                 --------------------    -----------------

Nikos P. Mouyiaris                        158,400                  36.00%
  Director

Emanuel M. Kontokosta                     110,880                  25.19%
  Director

Haralambos S. Kostakopoulos                79,200                  18.00%
  President, Chief Executive
  Officer, and Director

Frederick J. Tedeschi                      47,520                  10.80%
  Director

All executive officers and                396,600                  90.12%
  directors as a group
  (5 persons)(2)


---------------------
(1) The address of each of the beneficial owners is One Center Avenue, Little Falls, New Jersey.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
      PROPOSAL I -- INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of four members. Three directors will be elected at the Meeting each to serve for a three-year term or until their successor has been elected and qualified. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Emanuel M. Kontokosta, Nikos P. Mouyiaris, and Frederick J. Tedeschi have been nominated by the Board of Directors to serve as a directors. Messrs. Kontokosta, and Tedeschi are currently members of the Board and each has been nominated for a three-year term to expire in 2001. Mr. Mouyiaris is currently a member of the Board and has been nominated for a one year term to expire in 1999. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         Messrs. Kostakopoulos, Kontokosta, Mouyiaris, and Tedeschi, own as a group, approximately 90% of the Company's common stock and have entered into an investor agreement, pursuant to which they agree to vote each other into office as directors of the Company. Therefore, the elections of Messrs. Kontokosta, Mouyiaris and Tedeschi are assured. See "Certain Relationships and Related Transactions."

         The following table sets forth the nominee and the directors continuing in office, their name, age, the year they first became a director of the Company or the Savings Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a member of the Board of Directors of First Savings Bank of Little Falls, FSB (the "Savings Bank"). Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."


                                                                                                        Shares of
                                                                                                          Common
                                                                                                          Stock
                                                                                Year                   Beneficially
                                                          Age                   First          Term    Owned as of     Percent
                                                         as of                 Elected          to      the Voting       of
Name                                               December 31, 1997          Director        Expire    Record Date     Class
----                                               -----------------          --------        ------   ------------     -----
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Emanuel M. Kontokosta                                      65                   1992           1998       110,880        25.20%
Frederick J. Tedeschi                                      77                   1992           1998        47,520        10.80%

BOARD NOMINEE FOR TERM TO EXPIRE IN 1999

Nikos P. Mouyiaris                                         51                   1992           1998       158,400        36.00%

DIRECTOR CONTINUING IN OFFICE

Haralambos S. Kostakopoulos                                47                   1992           2000        79,200        18.00%


Executive Officers of the Company

         The following table sets forth information with respect to the executive officers of the Company.

                                               Age as of
Name                                       December 31, 1997      Positions Held With the Company
----                                   ------------------------   -------------------------------

Haralambos S. Kostakopoulos                       47              President, Chief Executive Officer and Director
Brian J. McCourt                                  36              Vice President, Treasurer, Controller


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Savings Bank in March 1993 became directors of the Company at that time. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Emanuel M. Kontokosta is the principal owner of, Kontokosta Associates, an architectural and engineering firm, located in New York City. Mr. Kontokosta is also a licensed real estate broker in New York.

         Haralambos S. Kostakopoulos is the President, Chief Executive Officer and a director of the Savings Bank and the Company.

         Nikos P. Mouyiaris is the President of Mana Products, a cosmetics manufacturing firm located in Long Island City, New York.

         Frederick J. Tedeschi is a self employed attorney, now semi-retired, and served as Town Justice of the Town of Southhold, New York.

         Brian McCourt is a Vice President and Treasuer of the Savings Bank and Company.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1997, Board of Directors held 12 regular meetings and there were no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the year ended December 31, 1997.

         The Company's Executive Committee is appointed by the Board of Directors to exercise the authority of the Board in between Board meetings, but may not declare dividends, amend the certificate of incorporation or bylaws of the Company, recommend mergers, acquisitions, sale of the Company's assets otherwise than in the normal course of business, or approve a transaction which may provide material benefit for any member of the Executive Committee. The Executive Committee recommends action to the Board of Directors on salary administration, personnel benefits, hiring, promotion, and discharges. The Executive Committee also acts as a regulatory compliance committee to ensure compliance with all state and federal banking laws and regulations. The Executive Committee consists of Nikos Mouyiaris - Chairman, and Directors Kontokosta, Kostakopoulos and Tedeschi. The Executive Committee met 12 times during fiscal 1997.

         The Company's Audit Committee consists of Anthony Sansiveri - Chairman, and Directors Tedeschi, Mouyiaris, Kontokosta, Kostakopoulos and Oesterle. The Audit Committee hires the external and internal auditors for the Company, supervises their activities and the establishment of internal controls. The
Audit Committee also serves as the Company's Asset Review Committee and is responsible for internal review of loans. The Audit Committee met one time during fiscal 1997.

         The Company's full Board of Directors serves as a nominating committee. This committee met once during the 1997 fiscal year. Although the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. The Company's Certificate of Incorporation includes provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of stockholders. A copy of such provisions is available upon request to: First Savings Bancorp of Little Falls, Inc., 7 Center Avenue, Little Falls, New Jersey 07424, Attention: Corporate Secretary.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each non-employee member and the Chairman of the Board of Directors received a fee of $400 per Board meeting or committee meeting with committee chairmen receiving $450 per committee meeting. For the fiscal year ended December 31, 1997, total fees paid to all directors for meetings and committee meetings was $42,550.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and each executive officer who's compensation exceeded $100,000 during fiscal 1997. Except as set forth below, no other executive officer of the Company or the Savings Bank had a salary and bonus during the year ended December 31, 1997 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                   Annual Compensation
                                                           ---------------------------------
                                                                                                 Other Annual
Name and Principal Position                   Year           Salary ($)           Bonus        Compensation ($)
---------------------------              ---------------   ---------------   ---------------   -----------------

Haralambos S. Kostakopoulos                   1997            $210,000              --            $10,000(1)
President and CEO                             1996             210,000              --             10,800(1)
                                              1995             200,000                             10,800(1)

Emanuel M. Kontokosta                         1997                  --              --            122,950(2)
Chairman of the Board                         1996                  --              --            133,200(2)
                                              1995                  --              --            123,018(2)

----------------
(1)      Consists of directors fees.
(2) The Board of Directors of the Savings Bank adopted a resolution appointing Mr. Kontokosta as Chairman of the Savings Bank's Loan Committee. In this capacity, Mr. Kontokosta assists in the resolution of problem assets of the Savings Bank and received fees of $113,350, $123,200, and $113,818, respectively, for fiscal years 1997, 1996, and 1995. Mr. Kontokosta also received directors fees of $9,600, $10,000, and $9,200, respectively.

         Employment Agreements. The Savings Bank entered into an employment agreement with Dr. Kostakopoulos, President and Chief Executive Officer. Dr. Kostakopoulos base salary is $125,000. The Agreement has a term of three years and is renewal annually for an additional one year term. The agreement is terminable by the Savings Bank for "just cause", as defined in the agreement. If Dr. Kostakopoulos is terminated without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change of control of the Savings Bank, Dr. Kostakopoulos will be paid a lump sum amount equal to 2.99 times his three year annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 1997, such payments would have equaled approximately $630,000.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. All loans to executive officers and directors of the Bank have been made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and do not
involve  more  than  the  normal  risk  of  collectibility   nor  present  other
unfavorable features. All loans by the Savings Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Savings Bank.

         In May, 1992, in connection with the reorganization of the Savings Bank, Messrs. Kontokosta, Kostakopoulos, Tedeschi, and Mouyiaris (the "Members" or the "Investor Group"), entered into an agreement which restricts the sale and disposition of the common stock (the "Shares") of the Company held by the Members. If a Member wishes to sell his Shares, he must offer the Shares to the other Members of the Investor Group. In the event that the Members decline to purchase the shares, the Shares shall be offered to the Company, and if refused, to the general public or to a third party. The Members have also entered into a voting agreement pursuant to which the Members have agreed to vote in favor of the other Members for positions of directors of the Company.

         In connection with the reorganization of the Savings Bank, Haralambos Kostakopoulos purchased from Messrs. Kontokosta and Mouyiaris, a 2.5% initial investment in the Company. Payment is due on January 7, 2000.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors has approved the selection of Radics & Co., LLC as its auditor for the 1998 fiscal year, subject to ratification by the Company's stockholders.

         Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting without regard to broker non-votes and abstentions. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Radics & Co., LLC as the Company's auditor for the fiscal year ending December 31, 1998.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         The audited financial statements of the Company for the fiscal year ended December 31, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Company's Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 7 Center Avenue, Little Falls, New Jersey 07424, no later than October 31, 1998.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIRST SAVINGS BANCORP OF LITTLE FALLS, INC., 7 CENTER AVENUE, LITTLE FALLS, NEW JERSEY 07424.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sabrina Matos
                                              Sarina Matos
                                              Corporate Secretary

Little Falls, New Jersey
March 31, 1998

--------------------------------------------------------------------------------
                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
                                 7 CENTER AVENUE
                         LITTLE FALLS, NEW JERSEY 07424
                                 (973) 256-2100

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of First Savings Bancorp of Little Falls, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company, 7 Center Avenue, Little Falls, New Jersey on Tuesday, April 21, 1998, at 11:00 a.m., and at any and all adjournments thereof, in the following manner:

                                                          FOR   WITHHELD
                                                          ---   --------

1.        The election as director of the nominees
          listed below:                                     |_|   |_|

          Nikos P. Mouyiaris (for one year term)
          Emanuel M. Kontokosta (for three year term)
          Frederick J. Tedeschi (for three year term)


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

          ---------------------------------------

2.        The ratification of the appointment of          FOR   AGAINST ABSTAIN
                                                          ---   ------- -------
          Radics & Co., LLC as independent
          auditors for the Company for the fiscal
          year ending December 31, 1998.                  |_|     |_|     |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS  SIGNED  PROXY  WILL BE  VOTED  AS  DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE
SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated March 31, 1998.


                                              [ ]   Please check here if you
Dated:                              , 1998          plan to attend the Meeting.
       -----------------------------






---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


---------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.       )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                   FIRST SAVINGS BANCORP OF LITTLE FALLS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------